                                                                      EXHIBIT 28

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 11-K

                                 ANNUAL REPORT
                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

(Mark One):

[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF
    1934 [FEE REQUIRED]. For the fiscal year ended December 31, 1998.

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT
    OF 1934 [NO FEE REQUIRED]. For the transition period from             to
                .

Commission File Number 1-11592

     A. Full title of the plan and address of the plan, if different from that of the issuer named below:

                       HAYES LEMMERZ INTERNATIONAL, INC.
                       RETIREMENT SAVINGS PLAN

     B. Name of issuer of securities held pursuant to the plan and the address of its principal executive office:

                       Hayes Lemmerz International, Inc.
                       38481 Huron River Drive
                       Romulus, Michigan 48174

     The following financial statements and exhibits are filed as part of this report:

     (a) Financial statements

          (1) Independent Auditors' Report

          (2) Statements of Assets Available for Plan Benefits, with Fund Information, as of December 31, 1998 and 1997

          (3) Statements of Changes in Assets Available for Plan Benefits with Fund Information for the year ended December 31, 1998 and 1997

          (4) Notes to Financial Statements

     (b) Exhibit 23 -- Consent of Independent Auditors

                                   SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, this annual report has been duly signed on behalf of the Plan by the undersigned, thereunto duly authorized.

                                          HAYES LEMMERZ INTERNATIONAL, INC.
                                          RETIREMENT SAVINGS PLAN

                                          By: /s/ KURT M. SUCKOW

                                            ------------------------------------
                                            Kurt M. Suckow
                                            Plan Administrator

Date: June 30, 1999

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                       FINANCIAL STATEMENTS AND SCHEDULES

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                               TABLE OF CONTENTS

                                                                 PAGE(S)
                                                                 -------
Independent Auditors' Report................................       2
Statement of Assets Available for Plan Benefits, with Fund
  Information as of December 31, 1998.......................       3
Statement of Assets Available for Plan Benefits, with Fund
  Information as of December 31, 1997.......................      4-5
Statement of Changes in Assets Available for Plan Benefits,
  with Fund Information for the year ended December 31,
  1998......................................................      6-7
Statement of Changes in Assets Available for Plan Benefits,
  with Fund Information for the year ended December 31,
  1997......................................................      8-9
Notes to Financial Statements...............................     10-15

                                                                SCHEDULE
      SCHEDULES AS REQUIRED BY THE DEPARTMENT OF LABOR          --------
1 Item 27a -- Schedule of Assets Held for Investment
    Purposes as of December 31, 1998........................       16
2 Item 27b -- Schedule of Loans or Fixed Income Obligations
    as of December 31, 1998.................................       17
3 Item 27d -- Schedule of Reportable Transactions for the
    year ended December 31, 1998............................       18
4 Item 27e -- Schedule of Non-Exempt Transactions for the
    year ended December 31, 1998............................       19

     All other schedules required to be filed in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and, accordingly, have been omitted.

                          INDEPENDENT AUDITORS' REPORT

To the Retirement Committee of the
Hayes Lemmerz International, Inc.
Retirement Savings Plan:

     We have audited the accompanying statements of assets available for plan benefits of Hayes Lemmerz International, Inc. Retirement Savings Plan as of December 31, 1998 and 1997, and the related statements of changes in assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets available for plan benefits as of December 31, 1998 and 1997, and the changes in assets available for plan benefits for the years then ended, in conformity with generally accepted accounting principles.

     Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules, as listed in the accompanying table of contents, are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of assets available for plan benefits and the statements of changes in assets available for plan benefits is presented for purposes of additional analysis rather than to present the assets available for plan benefits and changes in assets available for plan benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

     The schedule of assets held for investment purposes that accompanies the Plan's financial statements does not disclose the historical cost of certain plan assets held by the plan trustee. Disclosure of this information is required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974.

                                          /s/ KPMG LLP

June 7, 1999

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

     STATEMENT OF ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                               DECEMBER 31, 1998

                                                                      STRATEGIC     STRATEGIC    STRATEGIC
                          INTERNATIONAL                               ALLOCATION    ALLOCATION   ALLOCATION     EQUITY
                             GROWTH          BOND         ULTRA         FUND:         FUND:        FUND:        INCOME
                              FUND           FUND         FUND       CONSERVATIVE    MODERATE    AGGRESSIVE      FUND
                          -------------      ----         -----      ------------   ----------   ----------     ------
Assets:
  Cash..................   $       --     $       --   $        --     $     --     $       --    $     --    $       --
  Investments at fair
    value:
    American Century
      International
      Growth Fund.......    7,036,167             --            --           --             --          --            --
    American Century
      Long-Term Bond
      Fund..............           --      3,015,202            --           --             --          --            --
    American Century
      Ultra Investors
      Fund..............           --             --    27,243,324           --             --          --            --
    American Century
      Strategic.........
      Allocation Fund:
        Conservative....           --             --            --      534,011             --          --            --
        Moderate........           --             --            --           --      6,748,467          --            --
        Aggressive......           --             --            --           --             --     898,722            --
    American Century
      Equity Income
      Fund..............           --             --            --           --             --          --     2,175,112
    American Century
      Value Fund........           --             --            --           --             --          --            --
    Vanguard Index
      Trust--500
      Portfolio.........           --             --            --           --             --          --            --
    Stable Asset Fund...           --             --            --           --             --          --            --
    Hayes Lemmerz
      International,
      Inc. common
      stock.............           --             --            --           --             --          --            --
    Loans to
      participants......           --             --            --           --             --          --            --
                           ----------     ----------   -----------     --------     ----------    --------    ----------
        Total
          investments...    7,036,167      3,015,202    27,243,324      534,011      6,748,467     898,722     2,175,112
Contributions
  receivable:
  Employer..............       11,930          3,827        39,797          740         11,615       2,094         3,115
  Employee..............       16,430          5,352        49,641        1,219         13,886       6,014         7,050
                           ----------     ----------   -----------     --------     ----------    --------    ----------
        Assets available
          for plan
          benefits......   $7,064,527     $3,024,381   $27,332,762     $535,970     $6,773,968    $906,830    $2,185,277
                           ==========     ==========   ===========     ========     ==========    ========    ==========

                                          INDEX                      HAYES
                                         TRUST--       STABLE       LEMMERZ
                            VALUE          500          ASSET        STOCK         LOAN
                             FUND       PORTFOLIO       FUND          FUND         FUND         TOTAL
                            -----       ---------      ------       -------        ----         -----
Assets:
  Cash..................  $       --   $        --   $        --   $      229   $       --   $        229
  Investments at fair
    value:
    American Century
      International
      Growth Fund.......          --            --            --           --           --      7,036,167
    American Century
      Long-Term Bond
      Fund..............          --            --            --           --           --      3,015,202
    American Century
      Ultra Investors
      Fund..............          --            --            --           --           --     27,243,324
    American Century
      Strategic.........
      Allocation Fund:
        Conservative....          --            --            --           --           --        534,011
        Moderate........          --            --            --           --           --      6,748,467
        Aggressive......          --            --            --           --           --        898,722
    American Century
      Equity Income
      Fund..............          --            --            --           --           --      2,175,112
    American Century
      Value Fund........   2,359,862            --            --           --           --      2,359,862
    Vanguard Index
      Trust--500
      Portfolio.........          --    24,062,446            --           --           --     24,062,446
    Stable Asset Fund...          --            --    23,359,414           --           --     23,359,414
    Hayes Lemmerz
      International,
      Inc. common
      stock.............          --            --            --    5,644,069           --      5,644,069
    Loans to
      participants......          --            --            --           --    4,277,654      4,277,654
                          ----------   -----------   -----------   ----------   ----------   ------------
        Total
          investments...   2,359,862    24,062,446    23,359,414    5,644,069    4,277,654    107,354,450
Contributions
  receivable:
  Employer..............       3,264        19,346        25,250       80,903           --        201,881
  Employee..............       8,687        35,205        28,214       17,924           --        189,622
                          ----------   -----------   -----------   ----------   ----------   ------------
        Assets available
          for plan
          benefits......  $2,371,813   $24,116,997   $23,412,878   $5,743,125   $4,277,654   $107,746,182
                          ==========   ===========   ===========   ==========   ==========   ============

                See accompanying notes to financial statements.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

     STATEMENT OF ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND INFORMATION
                               DECEMBER 31, 1997

                                                                                                                  STRATEGIC
                                              INTERNATIONAL                              EQUITY     CAPITAL       ALLOCATION
                                                 GROWTH          BOND         ULTRA      INDEX    PRESERVATION      FUND:
                                                  FUND           FUND         FUND        FUND       TRUST       CONSERVATIVE
                                              -------------      ----         -----      ------   ------------   ------------
Assets:
  Cash......................................   $       --     $       --   $        --   $   --       $ --         $     --
  Investments at fair value:
    American Century International Growth
      Fund..................................    5,145,484             --            --       --         --               --
    American Century Long-Term Bond Fund....           --      2,099,396            --       --         --               --
    American Century Ultra Investors Fund...           --             --    17,410,799       --         --               --
    American Century Equity Index Fund......           --             --            --    4,322         --               --
    American Century Strategic Allocation
      Fund:
      Conservative..........................           --             --            --       --         --          182,736
      Moderate..............................           --             --            --       --         --               --
      Aggressive............................           --             --            --       --         --               --
    American Century Equity Income Fund.....           --             --            --       --         --               --
    American Century Value Fund.............           --             --            --       --         --               --
    Vanguard Index Trust--500 Portfolio.....           --             --            --       --         --               --
    Stable Asset Fund.......................           --             --            --       --         --               --
    Hayes Lemmerz International, Inc. common
      stock.................................           --             --            --       --         --               --
    Comerica Short-Term Fund................           --             --            --       --         --               --
    Comerica Core Growth Stock Equity
      Fund..................................           --             --            --       --         --               --
    Loans to participants...................           --             --            --       --         --               --
                                               ----------     ----------   -----------   ------       ----         --------
                                                5,145,484      2,099,396    17,410,799    4,322         --          182,736
  Investments at contract value:
    Bankers Trust Capital Preservation
      Trust.................................           --             --            --       --        431               --
    Comerica GIC Fund.......................           --             --            --       --         --               --
                                               ----------     ----------   -----------   ------       ----         --------
        Total investments...................    5,145,484      2,099,396    17,410,799    4,322        431          182,736
  Contributions receivable:
    Employer................................       48,759         15,877       112,846       --         --            3,528
    Employee................................       28,528          9,643        77,832       --         --            1,550
  Other.....................................           --             --            --       --         --               --
  Interfund receivable (payable)                       --             --            --       --         --               --
                                               ----------     ----------   -----------   ------       ----         --------
        Assets available for plan
          benefits..........................   $5,222,771     $2,124,916   $17,601,477   $4,322       $431         $187,814
                                               ==========     ==========   ===========   ======       ====         ========

                                              STRATEGIC    STRATEGIC
                                              ALLOCATION   ALLOCATION     EQUITY
                                                FUND:        FUND:        INCOME
                                               MODERATE    AGGRESSIVE      FUND
                                              ----------   ----------     ------
Assets:
  Cash......................................  $       --    $     --    $       --
  Investments at fair value:
    American Century International Growth
      Fund..................................          --          --            --
    American Century Long-Term Bond Fund....          --          --            --
    American Century Ultra Investors Fund...          --          --            --
    American Century Equity Index Fund......          --          --            --
    American Century Strategic Allocation
      Fund:
      Conservative..........................          --          --            --
      Moderate..............................   5,671,751          --            --
      Aggressive............................          --     535,632            --
    American Century Equity Income Fund.....          --          --     1,734,679
    American Century Value Fund.............          --          --            --
    Vanguard Index Trust--500 Portfolio.....          --          --            --
    Stable Asset Fund.......................          --          --            --
    Hayes Lemmerz International, Inc. common
      stock.................................          --          --            --
    Comerica Short-Term Fund................          --          --            --
    Comerica Core Growth Stock Equity
      Fund..................................          --          --            --
    Loans to participants...................          --          --            --
                                              ----------    --------    ----------
                                               5,671,751     535,632     1,734,679
  Investments at contract value:
    Bankers Trust Capital Preservation
      Trust.................................          --          --            --
    Comerica GIC Fund.......................          --          --            --
                                              ----------    --------    ----------
        Total investments...................   5,671,751     535,632     1,734,679
  Contributions receivable:
    Employer................................      35,552      19,341        23,200
    Employee................................      24,051       8,198        11,789
  Other.....................................          --          --            --
  Interfund receivable (payable)                      --          --            --
                                              ----------    --------    ----------
        Assets available for plan
          benefits..........................  $5,731,354    $563,171    $1,769,668
                                              ==========    ========    ==========

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

           STATEMENT OF ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND
                             INFORMATION--CONTINUED
                               DECEMBER 31, 1997

                                                      INDEX                      HAYES
                                                     TRUST--       STABLE       LEMMERZ                  SHORT-TERM
                                        VALUE          500          ASSET        STOCK         GIC       GOVERNMENT     EQUITY
                                         FUND       PORTFOLIO       FUND          FUND         FUND         FUND         FUND
                                        -----       ---------      ------       -------        ----      ----------     ------

Assets:
  Cash..............................  $       --   $        --   $        --   $    3,320   $ (191,958)   $  1,109    $   33,263
  Investments at fair value:
    American Century International
      Growth Fund...................          --            --            --           --           --          --            --
    American Century Long-Term Bond
      Fund..........................          --            --            --           --           --          --            --
    American Century Ultra Investors
      Fund..........................          --            --            --           --           --          --            --
    American Century Equity Index
      Fund..........................          --            --            --           --           --          --            --
    American Century Strategic
      Allocation Fund:
      Conservative..................          --            --            --           --           --          --            --
      Moderate......................          --            --            --           --           --          --            --
      Aggressive....................          --            --            --           --           --          --            --
    American Century Equity Income
      Fund..........................          --            --            --           --           --          --            --
    American Century Value Fund.....   2,338,324            --            --           --           --          --            --
    Vanguard Index Trust--500
      Portfolio.....................          --    17,931,900            --           --           --          --            --
    Stable Asset Fund...............          --            --    21,369,049           --           --          --            --
    Hayes Lemmerz International,
      Inc. common stock.............          --            --            --    3,739,768           --          --            --
    Comerica Short-Term Fund........          --            --            --           --    1,232,707     245,406     1,288,008
    Comerica Core Growth Stock
      Equity Fund...................          --            --            --           --           --          --         1,228
    Loans to participants...........          --            --            --           --           --          --            --
                                      ----------   -----------   -----------   ----------   ----------    --------    ----------
                                       2,338,324    17,931,900    21,369,049    3,739,768    1,232,707     245,406     1,289,236
  Investments at contract value:
    Bankers Trust Capital
      Preservation Trust............          --            --            --           --           --          --            --
    Comerica GIC Fund...............          --            --            --           --        5,371          --            --
                                      ----------   -----------   -----------   ----------   ----------    --------    ----------
        Total investments...........   2,338,324    17,931,900    21,369,049    3,739,768    1,238,078     245,406     1,289,236
  Contributions receivable:
    Employer........................      31,591       134,680       213,136       62,401           --          --            --
    Employee........................      15,187        70,370        48,325       26,730           --          --            --
  Other.............................          --            --            --        4,931           --      (2,567)       11,014
  Interfund receivable (payable)....          --            --            --         (676)        (170)       (102)          948
                                      ----------   -----------   -----------   ----------   ----------    --------    ----------
        Assets available for plan
          benefits..................  $2,385,102   $18,136,950   $21,630,510   $3,836,474   $1,045,950    $243,846    $1,334,461
                                      ==========   ===========   ===========   ==========   ==========    ========    ==========


                                         LOAN
                                         FUND         TOTAL
                                         ----         -----
Assets:
  Cash..............................  $       --   $  (154,266)
  Investments at fair value:
    American Century International
      Growth Fund...................          --     5,145,484
    American Century Long-Term Bond
      Fund..........................          --     2,099,396
    American Century Ultra Investors
      Fund..........................          --    17,410,799
    American Century Equity Index
      Fund..........................          --         4,322
    American Century Strategic
      Allocation Fund:
      Conservative..................          --       182,736
      Moderate......................          --     5,671,751
      Aggressive....................          --       535,632
    American Century Equity Income
      Fund..........................          --     1,734,679
    American Century Value Fund.....          --     2,338,324
    Vanguard Index Trust--500
      Portfolio.....................          --    17,931,900
    Stable Asset Fund...............          --    21,369,049
    Hayes Lemmerz International,
      Inc. common stock.............          --     3,739,768
    Comerica Short-Term Fund........          --     2,766,121
    Comerica Core Growth Stock
      Equity Fund...................          --         1,228
    Loans to participants...........   3,079,752     3,079,752
                                      ----------   -----------
                                       3,079,752    84,010,941
  Investments at contract value:
    Bankers Trust Capital
      Preservation Trust............          --           431
    Comerica GIC Fund...............          --         5,371
                                      ----------   -----------
        Total investments...........   3,079,752    84,016,743
  Contributions receivable:
    Employer........................          --       700,911
    Employee........................          --       322,203
  Other.............................          --        13,378
  Interfund receivable (payable)....          --            --
                                      ----------   -----------
        Assets available for plan
          benefits..................  $3,079,752   $84,898,969
                                      ==========   ===========

                See accompanying notes to financial statements.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

     STATEMENT OF CHANGES IN ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND
                                  INFORMATION
                          YEAR ENDED DECEMBER 31, 1998

                                                                                                           STRATEGIC     STRATEGIC
                                      INTERNATIONAL                              EQUITY      CAPITAL       ALLOCATION    ALLOCATION
                                         GROWTH          BOND         ULTRA       INDEX    PRESERVATION      FUND:         FUND:
                                          FUND           FUND         FUND        FUND        TRUST       CONSERVATIVE    MODERATE
                                      -------------      ----         -----      ------    ------------   ------------   ----------
Additions:
  Investment income:
    Interest and dividends..........   $  116,579     $  142,407   $ 2,305,368   $    --      $  22         $ 26,803     $  350,503
    Net realized and unrealized
      appreciation (depreciation) in
      fair value of investments.....      884,574          5,771     4,412,774       (17)        --           11,383        379,553
                                       ----------     ----------   -----------   -------      -----         --------     ----------
        Total investment income.....    1,001,153        148,178     6,718,142       (17)        22           38,186        730,056
                                       ----------     ----------   -----------   -------      -----         --------     ----------
  Contributions:
    Employer........................      538,971        177,981     1,578,220        --         --           27,361        489,353
    Employee........................      653,585        227,125     1,872,160        --         --           31,462        548,748
    Rollover........................        9,393          1,042        60,496        --         --            5,283          4,040
                                       ----------     ----------   -----------   -------      -----         --------     ----------
        Total contributions.........    1,201,949        406,148     3,510,876        --         --           64,106      1,042,141
                                       ----------     ----------   -----------   -------      -----         --------     ----------
        Total additions.............    2,203,102        554,326    10,229,018       (17)        22          102,292      1,772,197
                                       ----------     ----------   -----------   -------      -----         --------     ----------
Deductions:
  Benefit payments..................      438,571        142,564     1,470,285        --         --            2,916        358,905
  Other.............................        2,343          3,670         7,867        --         --            1,247          5,443
                                       ----------     ----------   -----------   -------      -----         --------     ----------
        Total deductions............      440,914        146,234     1,478,152        --         --            4,163        364,348
Net transfers (to) from other
  funds.............................       79,568        491,373       980,419    (4,305)      (453)         250,027       (365,235)
                                       ----------     ----------   -----------   -------      -----         --------     ----------
        Net increase (decrease).....    1,841,756        899,465     9,731,285    (4,322)      (431)         348,156      1,042,614
Assets available for plan benefits:
  Beginning of year.................    5,222,771      2,124,916    17,601,477     4,322        431          187,814      5,731,354
                                       ----------     ----------   -----------   -------      -----         --------     ----------
  End of year.......................   $7,064,527     $3,024,381   $27,332,762   $    --      $  --         $535,970     $6,773,968
                                       ==========     ==========   ===========   =======      =====         ========     ==========

                                      STRATEGIC
                                      ALLOCATION     EQUITY
                                        FUND:        INCOME
                                      AGGRESSIVE      FUND
                                      ----------     ------
Additions:
  Investment income:
    Interest and dividends..........   $ 32,201    $  353,099
    Net realized and unrealized
      appreciation (depreciation) in
      fair value of investments.....     57,652      (116,522)
                                       --------    ----------
        Total investment income.....     89,853       236,577
                                       --------    ----------
  Contributions:
    Employer........................    116,767       147,828
    Employee........................    157,759       209,758
    Rollover........................     17,249        10,132
                                       --------    ----------
        Total contributions.........    291,775       367,718
                                       --------    ----------
        Total additions.............    381,628       604,295
                                       --------    ----------
Deductions:
  Benefit payments..................     17,007       119,849
  Other.............................      1,574         2,088
                                       --------    ----------
        Total deductions............     18,581       121,937
Net transfers (to) from other
  funds.............................    (19,388)      (66,749)
                                       --------    ----------
        Net increase (decrease).....    343,659       415,609
Assets available for plan benefits:
  Beginning of year.................    563,171     1,769,668
                                       --------    ----------
  End of year.......................   $906,830    $2,185,277
                                       ========    ==========

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

     STATEMENT OF CHANGES IN ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND
                             INFORMATION--CONTINUED
                          YEAR ENDED DECEMBER 31, 1998

                                                INDEX                      HAYES
                                               TRUST--       STABLE       LEMMERZ                    SHORT-TERM
                                  VALUE          500          ASSET        STOCK          GIC        GOVERNMENT      EQUITY
                                   FUND       PORTFOLIO       FUND          FUND          FUND          FUND          FUND
                                  -----       ---------      ------       -------         ----       ----------      ------
Additions:
  Investment income:
    Interest and dividends....  $  410,386   $   577,588   $ 1,330,001   $    4,795   $         --   $       --   $         --
    Net realized and
      unrealized appreciation
      (depreciation) in fair
      value of investments....    (308,308)    4,891,332            --      448,707             --           --             --
                                ----------   -----------   -----------   ----------   ------------   ----------   ------------
        Total investment
          income..............     102,078     5,468,920     1,330,001      453,502             --           --             --
                                ----------   -----------   -----------   ----------   ------------   ----------   ------------
  Contributions:
    Employer..................     186,161     1,079,539     1,667,339      697,148             --           --             --
    Employee..................     257,440     1,434,056       909,794      689,464             --           --             --
    Rollover..................         259        60,906         6,037       65,893             --           --             --
                                ----------   -----------   -----------   ----------   ------------   ----------   ------------
        Total contributions...     443,860     2,574,501     2,583,170    1,452,505             --           --             --
                                ----------   -----------   -----------   ----------   ------------   ----------   ------------
        Total additions.......     545,938     8,043,421     3,913,171    1,906,007             --           --             --
                                ----------   -----------   -----------   ----------   ------------   ----------   ------------
Deductions:
  Benefit payments............     106,124     1,385,918     3,130,537      218,493             --           --             --
  Other.......................       1,936         6,788        12,220        2,189             --           --             --
                                ----------   -----------   -----------   ----------   ------------   ----------   ------------
        Total deductions......     108,060     1,392,706     3,142,757      220,682             --           --             --
Net transfers (to) from other
  funds.......................    (451,167)     (670,668)    1,011,954      221,326     (1,045,950)    (243,846)    (1,334,461)
                                ----------   -----------   -----------   ----------   ------------   ----------   ------------
        Net increase
          (decrease)..........     (13,289)    5,980,047     1,782,368    1,906,651     (1,045,950)    (243,846)    (1,334,461)
Assets available for plan
  benefits:
  Beginning of year...........   2,385,102    18,136,950    21,630,510    3,836,474      1,045,950      243,846      1,334,461
                                ----------   -----------   -----------   ----------   ------------   ----------   ------------
  End of year.................  $2,371,813   $24,116,997   $23,412,878   $5,743,125   $         --   $       --   $         --
                                ==========   ===========   ===========   ==========   ============   ==========   ============


                                   LOAN
                                   FUND         TOTAL
                                   ----         -----
Additions:
  Investment income:
    Interest and dividends....  $  260,487   $  5,910,239
    Net realized and
      unrealized appreciation
      (depreciation) in fair
      value of investments....          --     10,666,899
                                ----------   ------------
        Total investment
          income..............     260,487     16,577,138
                                ----------   ------------
  Contributions:
    Employer..................          --      6,706,668
    Employee..................          --      6,991,351
    Rollover..................          --        240,730
                                ----------   ------------
        Total contributions...          --     13,938,749
                                ----------   ------------
        Total additions.......     260,487     30,515,887
                                ----------   ------------
Deductions:
  Benefit payments............     230,140      7,621,309
  Other.......................          --         47,365
                                ----------   ------------
        Total deductions......     230,140      7,668,674
Net transfers (to) from other
  funds.......................   1,167,555             --
                                ----------   ------------
        Net increase
          (decrease)..........   1,197,902     22,847,213
Assets available for plan
  benefits:
  Beginning of year...........   3,079,752     84,898,969
                                ----------   ------------
  End of year.................  $4,277,654   $107,746,182
                                ==========   ============

                See accompanying notes to financial statements.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

     STATEMENT OF CHANGES IN ASSETS AVAILABLE FOR PLAN BENEFITS, WITH FUND
                                  INFORMATION
                          YEAR ENDED DECEMBER 31, 1997

                                                                                                                    STRATEGIC
                             INTERNATIONAL    BALANCED                                  EQUITY        CAPITAL       ALLOCATION
                                GROWTH        INVESTORS       BOND         ULTRA         INDEX      PRESERVATION      FUND:
                                 FUND           FUND          FUND         FUND          FUND          TRUST       CONSERVATIVE
                             -------------    ---------       ----         -----        ------      ------------   ------------
Additions:
  Investment income:
    Interest and
      dividends............   $  704,837     $    10,697   $   37,924   $ 3,552,448   $        --   $    71,972      $  8,677
    Net realized and
      unrealized
      appreciation
      (depreciation) in
      fair value of
      investments..........     (417,331)         99,831      (10,198)   (2,701,471)      275,957            --        (6,859)
                              ----------     -----------   ----------   -----------   -----------   -----------      --------
        Total investment
          income...........      287,506         110,528       27,726       850,977       275,957        71,972         1,818
                              ----------     -----------   ----------   -----------   -----------   -----------      --------
  Contributions:
    Employer...............      221,266          94,678       60,841       557,664       115,598       546,640         3,736
    Employee...............      267,356         141,366       70,588       697,526       144,499       152,316         2,660
    Rollover...............       29,556          18,377           --        22,392        34,266        65,970         2,208
                              ----------     -----------   ----------   -----------   -----------   -----------      --------
        Total
          contributions....      518,178         254,421      131,429     1,277,582       294,363       764,926         8,604
                              ----------     -----------   ----------   -----------   -----------   -----------      --------
        Total additions....      805,684         364,949      159,155     2,128,559       570,320       836,898        10,422
                              ----------     -----------   ----------   -----------   -----------   -----------      --------
Deductions:
  Benefit payments.........      125,505          23,577       10,272       241,957        38,627       170,625           600
  Other....................       83,976          14,032       32,738       260,514        45,476         1,689         1,678
                              ----------     -----------   ----------   -----------   -----------   -----------      --------
        Total deductions...      209,481          37,609       43,010       502,471        84,103       172,314         2,278
Transfers in from merged
  plans (note 1)...........    3,589,390              --    1,628,049    13,183,829         7,346            --       198,999
Net transfers (to) from
  other funds..............       (6,443)     (1,411,968)      86,668      (346,014)   (1,685,492)   (2,060,522)      (19,329)
                              ----------     -----------   ----------   -----------   -----------   -----------      --------
        Net increase
          (decrease).......    4,179,150      (1,084,628)   1,830,862    14,463,903    (1,191,929)   (1,395,938)      187,814
Assets available for plan
  benefits:
  Beginning of year........    1,043,621       1,084,628      294,054     3,137,574     1,196,251     1,396,369            --
                              ----------     -----------   ----------   -----------   -----------   -----------      --------
  End of year..............   $5,222,771     $        --   $2,124,916   $17,601,477   $     4,322   $       431      $187,814
                              ==========     ===========   ==========   ===========   ===========   ===========      ========

                             STRATEGIC    STRATEGIC
                             ALLOCATION   ALLOCATION     EQUITY
                               FUND:        FUND:        INCOME
                              MODERATE    AGGRESSIVE      FUND
                             ----------   ----------     ------
Additions:
  Investment income:
    Interest and
      dividends............  $  218,993    $ 25,126    $  259,162
    Net realized and
      unrealized
      appreciation
      (depreciation) in
      fair value of
      investments..........     (71,921)    (14,891)     (188,383)
                             ----------    --------    ----------
        Total investment
          income...........     147,072      10,235        70,779
                             ----------    --------    ----------
  Contributions:
    Employer...............     138,237      24,320        28,845
    Employee...............     159,391      24,551        26,411
    Rollover...............      13,242       2,208         5,705
                             ----------    --------    ----------
        Total
          contributions....     310,870      51,079        60,961
                             ----------    --------    ----------
        Total additions....     457,942      61,314       131,740
                             ----------    --------    ----------
Deductions:
  Benefit payments.........      77,488         493         4,734
  Other....................     113,418       8,048        15,108
                             ----------    --------    ----------
        Total deductions...     190,906       8,541        19,842
Transfers in from merged
  plans (note 1)...........   4,098,927     453,114     1,479,659
Net transfers (to) from
  other funds..............   1,365,391      57,284       178,111
                             ----------    --------    ----------
        Net increase
          (decrease).......   5,731,354     563,171     1,769,668
Assets available for plan
  benefits:
  Beginning of year........          --          --            --
                             ----------    --------    ----------
  End of year..............  $5,731,354    $563,171    $1,769,668
                             ==========    ========    ==========

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

STATEMENT OF CHANGES IN ASSETS AVAILABLE FOR PLAN BENEFITS WITH FUND INFORMATION
                          YEAR ENDED DECEMBER 31, 1997

                                                                          HAYES
                                          INDEX TRUST--     STABLE       LEMMERZ                  SHORT-TERM
                               VALUE           500           ASSET        STOCK         GIC       GOVERNMENT     EQUITY
                                FUND        PORTFOLIO        FUND          FUND         FUND         FUND         FUND
                               -----      -------------     ------       -------        ----      ----------     ------
Additions:
  Investment income:
    Interest and
      dividends............  $  345,506    $     8,346    $   168,129   $      871   $       --    $     --    $       --
    Net realized and
      unrealized
      appreciation
      (depreciation) in
      fair value of
      investments..........    (268,555)       768,015             --     (392,940)          --          --            --
                             ----------    -----------    -----------   ----------   ----------    --------    ----------
        Total investment
          income...........      76,951        776,361        168,129     (392,069)          --          --            --
                             ----------    -----------    -----------   ----------   ----------    --------    ----------
  Contributions:
    Employer...............      44,118        265,353        558,717      286,955           --          --            --
    Employee...............      38,558        244,698         38,571      259,112           --          --            --
    Rollover...............      19,677         16,942             --       23,291           --          --            --
                             ----------    -----------    -----------   ----------   ----------    --------    ----------
        Total
          contributions....     102,353        526,993        597,288      569,358           --          --            --
                             ----------    -----------    -----------   ----------   ----------    --------    ----------
        Total additions....     179,304      1,303,354        765,417      177,289           --          --            --
                             ----------    -----------    -----------   ----------   ----------    --------    ----------
Deductions:
  Benefit payments.........       2,718         68,123        158,795       39,441           --          --            --
  Other....................      19,771        180,251         31,402       79,464           --          --            --
                             ----------    -----------    -----------   ----------   ----------    --------    ----------
        Total deductions...      22,489        248,374        190,197      118,905           --          --            --
Transfers in from merged
  plans (note 1)...........   1,773,147     15,063,510     20,730,860    2,935,618    1,045,950     243,846     1,334,461
Net transfers (to) from
  other funds..............     455,140      2,018,460        324,430      454,479           --          --            --
                             ----------    -----------    -----------   ----------   ----------    --------    ----------
        Net increase
          (decrease).......   2,385,102     18,136,950     21,630,510    3,448,481    1,045,950     243,846     1,334,461
Assets available for plan
  benefits:
  Beginning of year........          --             --             --      387,993           --          --            --
                             ----------    -----------    -----------   ----------   ----------    --------    ----------
  End of year..............  $2,385,102    $18,136,950    $21,630,510   $3,836,474   $1,045,950    $243,846    $1,334,461
                             ==========    ===========    ===========   ==========   ==========    ========    ==========


                                LOAN
                                FUND         TOTAL
                                ----         -----
Additions:
  Investment income:
    Interest and
      dividends............  $   18,470   $ 5,431,158
    Net realized and
      unrealized
      appreciation
      (depreciation) in
      fair value of
      investments..........          --    (2,928,746)
                             ----------   -----------
        Total investment
          income...........      18,470     2,502,412
                             ----------   -----------
  Contributions:
    Employer...............          --     2,946,968
    Employee...............          --     2,267,603
    Rollover...............          --       253,834
                             ----------   -----------
        Total
          contributions....          --     5,468,405
                             ----------   -----------
        Total additions....      18,470     7,970,817
                             ----------   -----------
Deductions:
  Benefit payments.........      16,007       978,962
  Other....................     177,322     1,064,887
                             ----------   -----------
        Total deductions...     193,329     2,043,849
Transfers in from merged
  plans (note 1)...........   2,510,076    70,276,781
Net transfers (to) from
  other funds..............     589,805            --
                             ----------   -----------
        Net increase
          (decrease).......   2,925,022    76,203,749
Assets available for plan
  benefits:
  Beginning of year........     154,730     8,695,220
                             ----------   -----------
  End of year..............  $3,079,752   $84,898,969
                             ==========   ===========

                See accompanying notes to financial statements.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

(1) DESCRIPTION OF THE PLAN

     The Hayes Lemmerz International, Inc. Retirement Savings Plan (formerly Hayes Wheels International, Inc. Retirement Savings Plan) (the Plan) was established effective January 1, 1993. The Plan is a contributory, defined contribution plan designed to provide eligible salaried employees of a participating plant, division, or subsidiary of Hayes Lemmerz International, Inc. (the Company) with a vehicle to systematically save funds for retirement. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

     Effective December 31, 1997, Hayes Lemmerz International, Inc. Savings Plan for Represented Employees, Hayes Lemmerz International, Inc. Employee Savings Plan, and Motor Wheel Corporation Employee Retirement Savings Plan (merged plans) were merged into the Plan. All assets were transferred to the Plan as of the merger date.

     The following is a brief description of the Plan. Participants should refer to the plan agreement for more complete information.

(A) SALARIED EMPLOYEES (LAMIRADA, CALIFORNIA; HOWELL, MICHIGAN; HUNTINGTON, INDIANA; GAINSVILLE, GEORGIA; SEDALIA, MISSOURI; DALLAS, TEXAS; AND ROMULUS, MICHIGAN, AND EMPLOYEES PREVIOUSLY PARTICIPATING IN THE MOTOR WHEEL CORPORATION RETIREMENT SAVINGS PLAN)

     Eligibility

     Salaried employees not covered under a Company-sponsored pension plan are eligible to participate in the Plan. An employee is eligible on the first day of the month following 30 days of full-time employment.

     Participant Contributions

     A participant may elect to make a basic deferred contribution of between 2% and 15% of the participant's compensation, subject to certain limitations. The participant may elect the percentage of the participant's contribution to be allocated to each investment fund.

     Employer Contributions

     Employer contributions consist of matching contributions, retirement contributions, and unused vacation contributions (effective January 1, 1998). The matching contribution is 50% of the first 2% of the participant's compensation contributed and 25% of the next 4% of the participant's compensation contributed. The Company makes a retirement contribution quarterly to certain nonbargaining members actively employed as of the last day of a calendar quarter. The retirement contribution equals 5% of compensation until the participant's year-to-date compensation reaches the Social Security taxable wage base. After reaching the taxable wage base, the contribution equals 8% of compensation. For participants who do not use an eligible fifth week of vacation, one week's pay is contributed to the Plan. The participants may elect the percentage of the employer contributions to be allocated to each investment fund.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1998 AND 1997

     Vesting

     Salaried participants are fully vested in their basic contributions at all times. Vesting of the employer matching and retirement contributions is based on years of eligible service as follows:

                     YEARS OF ELIGIBLE                          PERCENTAGE
                          SERVICE                                 VESTED
                     -----------------                          ----------
Less than 1.................................................         0%
1 but less than 2...........................................        25
2 but less than 3...........................................        50
3 but less than 4...........................................        75
4 or more...................................................       100

(B) REPRESENTED EMPLOYEES AT HOWELL AND ROMULUS, MICHIGAN

     Eligibility

     Hourly employees represented by a bargaining unit of the Howell plant are eligible to participate in the Plan after three full calendar months of service. Hourly and salaried employees represented by a bargaining unit of the Romulus plant are eligible to participate in the Plan after three full calendar months of service.

     Participant Contributions

     Participants of both plants may elect to make a tax-deferred contribution of 1% to 15% of their compensation up to an annual maximum specified by the Internal Revenue Service. The participant may also elect the percentage of their contribution to be allocated to each fund in multiples of 25%.

     Employer Contribution

     Only employee contributions are allowed under the plan agreement for Romulus. Howell participant contributions are matched $0.10 per dollar of the first 2% of compensation contributed.

     Vesting

     Participants are fully vested in their participant contributions. Vesting of employer contributions is based on years of eligible service as follows:

                     YEARS OF ELIGIBLE                          PERCENTAGE
                          SERVICE                                 VESTED
                     -----------------                          ----------
Less than 3.................................................         0%
3 but less than 4...........................................        30
4 but less than 5...........................................        40
5 but less than 6...........................................        60
6 but less than 7...........................................        80
7 or more...................................................       100

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1998 AND 1997

(C) NONSALARIED EMPLOYEES

     HUNTINGTON, INDIANA

     Eligibility

     Effective May 1, 1996, the hourly employees of the Huntington plant were eligible to participate in the Plan. An employee is eligible on the first day of the month following 30 days of full-time employment.

     Participant Contributions

     A participant may elect to make a basic deferred contribution between 2% and 15% of the participant's compensation, subject to certain IRS limitations. The participant may also elect the percentage of his contribution to be allocated to each investment fund.

     Employer Contributions

     Employer contributions consist of two basic contributions and a matching contribution. Participants are eligible to receive basic contributions the first day of the month following 12 full months of employment. The basic contribution is 2.5% of the participant's base compensation. Effective May 1, 1996, an additional basic contribution is $0.15 for each hour worked for employees with less than 10 years of service and $0.20 for each hour worked for employees with 10 or more years of service. The matching contribution is 50% of the first 2% of the participant's compensation contributed and 25% of the next 2% of the participant's compensation contributed.

     LAMIRADA, CALIFORNIA

     Eligibility

     LaMirada employees who are not covered under a Company-sponsored pension plan are eligible to participate in the Plan. Additionally, LaMirada employees who were participants in the Hourly Employees' Retirement Savings Plan of Western Wheel Corporation, a subsidiary of Hayes Lemmerz International, Inc., on or after October 1, 1986 are eligible to participate in the Plan. An employee is eligible on the first day of the month following 30 days of full-time employment.

     Participant Contributions

     Participants may elect to make a basic deferred contribution of between 2% and 15% of the participant's compensation, subject to IRS limitations. The participant may also elect the percentage of his contribution to be allocated to each investment fund.

     Employer Contributions

     Employer contributions consist of basic contributions and matching contributions. Participants are eligible to receive basic contributions on the first day of the month following 12 full months of employment. The basic contribution is $0.25 for each hour a participant works. The matching contribution is 50% of the first 2% of the participant's compensation contributed and 25% of the next 2% of the participant's compensation contributed.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1998 AND 1997

     GAINSVILLE, GEORGIA

     Nonbargaining employees of the Gainsville plant were eligible to participate in the Plan. An employee is eligible on the first day of the month following 30 days of full-time employment.

     Participant Contributions

     A participant may elect to make a basic deferred contribution of between 2% and 15% of the participant's compensation, subject to certain IRS limitations. The participant may also elect the percentage of his contribution to be allocated to each investment fund.

     Employer Contributions

     Employer contributions consist of basic contributions and matching contributions. Participants are eligible to receive basic contributions on the first day of the month following 12 full months of employment. The basic contribution is 2.5% of the participant's base compensation The matching contribution is 50% of the first 2% of the participant's compensation contributed and 25% of the next 2% of the participant's compensation contributed.

(D) ALL LOCATIONS:

     (i) Plan Benefits

     Upon retirement, disability, or death, the entire balance of the participant's account becomes payable to the participant or the participant's beneficiary. Upon any other termination of employment, the participant receives the vested portion of his account. Withdrawals are also permitted for financial hardship or upon attainment of age 59 1/2 under certain provisions of the Plan. All benefits are payable in lump sum.

     (ii) Loans

     Participants may borrow up to the lesser of $50,000 or 50% of the vested portion of their account at a market rate. When a loan is made, the participants' investment fund(s) assets are decreased on a pro rata basis and the loan receivable is reflected in the Loan Fund. Loan repayments are redeposited into the participants' accounts based on current election directives.

     (iii) Forfeitures

     Nonvested employer contributions of terminated employees become forfeitures after a one-year break in service -- unless the nonvested balance is greater than $3,500, in which case they would become a forfeiture after a five-year break in service -- and are used to reduce future employer contributions.

     (iv) Participants' Accounts

     Each participant's account is credited with the participant's contribution, the employer's contribution, and an allocation of plan earnings. Allocations are computed at the end of each calendar quarter, based on the participant's account balance.

     Upon retirement, disability, or death, the entire balance of the participant's account becomes payable to the participant or the participant's beneficiary. Upon any other termination of employment, the participant receives the vested portion of their account. Withdrawals are also permitted for financial hardship or upon attainment of age 59 1/2 under certain provisions of the Plan. All benefits are payable in lump sum.

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1998 AND 1997

     (v) Administrative Expenses

     The Company pays all administrative expenses associated with the Plan.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) BASIS OF PRESENTATION

     The accompanying financial statements are presented on the accrual basis of accounting such that all income, benefits, and expenses are recognized in the period to which they relate.

     (B) VALUATION OF INVESTMENTS

     Investments in all common collective trust funds, except the Capital Preservation Trust and Comerica GIC Fund, are stated at their aggregate fair value based upon quoted market prices of the underlying investments within the funds. Unrealized and realized gains or losses are reflected currently in the statement of changes in net assets available for plan benefits. Purchases and sales of fund units or securities are recorded on a trade-date basis.

     The Plan's Capital Preservation Fund and GIC Fund are valued at the aggregate contract values of the GIC's held by the funds, as the funds' investment is fully benefit responsive. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to pay benefits under the Plan.

     (C) USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires the plan administrator to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT FUNDS

     Participants direct their accounts to be invested in various investment funds. American Century Securities, Inc. (American Century) maintains the following funds under the Plan:

                   FUND                                             DESCRIPTION
                   ----                                             -----------
International Growth Fund..................    Seeks capital growth over time by investing in common
                                               stocks of a broad range of foreign companies
Bond Fund..................................    Seeks to provide a high level of income by investing
                                               in a diversified portfolio of longer-term corporate,
                                               government, and mortgage-backed bonds
Ultra Fund.................................    Seeks capital growth over time by investing in common
                                               stocks considered by management to have better-than-
                                               average prospects for appreciation, typically small
                                               to medium-size companies
Strategic Allocation Fund: Conservative....    Seeks high level of capital appreciation and income
                                               through investments in bonds (45%), stocks (40%), and
                                               money market securities (15%)

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED
                           DECEMBER 31, 1998 AND 1997

                   FUND                                             DESCRIPTION
                   ----                                             -----------
Strategic Allocation Fund: Moderate........    Seeks high level of capital appreciation and income
                                               through investments in stocks (60%), bonds (30%), and
                                               money market securities (10%)
Strategic Allocation Fund: Aggressive......    Seeks high level of capital appreciation and income
                                               with portfolio of stocks (75%), bonds (20%), and
                                               money market securities (5%)
Equity Income Fund.........................    Seeks current income with capital appreciation to
                                               exceed the yield of securities comprising the S&P 500
                                               Composite Index
Value Fund.................................    Seeks long-term capital growth through investment in
                                               stocks
Index Trust -- 500 Portfolio...............    Seeks current income with capital appreciation to
                                               exceed the yield of securities comprising the S&P 500
                                               Composite Index
Stable Asset Fund..........................    Seeks to protect principal from market volatility
                                               with yields higher than money market funds. Invests
                                               in Benham Preservation Fund and Benham Stable Asset
                                               Fund
Hayes Lemmerz Stock Fund...................    Invests primarily in the common stock of the Company
Loan Fund..................................    Participant loans are maintained within this fund

(4) TAX STATUS

     The Internal Revenue Service, in a letter dated July 22, 1996, determined that the Plan meets the requirements of section 401(a) of the Internal Revenue Code (IRC) and is exempt from Federal income tax under section 501(a) of the Code. The plan administrator has filed a request for a determination letter for the amendments effective December 31, 1997, and believes that the Plan is designed and currently being operated in compliance with the applicable requirements of the IRC.

(5) TERMINATION OF THE PLAN

     The Company has reserved the right to terminate or amend the Plan at any time. In the event of complete or partial termination of the Plan, participants become 100% vested in their accounts and the balance in the participant's account will be distributed at the discretion of the committee which administers the Plan.

(6) RELATED PARTY TRANSACTIONS

     American Century serves as the Plan's record keeper and trustee. The Plan has invested $50,010,096 and $35,123,123 of assets in American Century-sponsored funds at December 31, 1998 and 1997, respectively.

     Comerica Bank served as trustee in 1997 for the Hayes Lemmerz International, Inc. Savings Plan for Represented Employees, one of the merged plans. The Plan had invested $2,772,720 of assets in Comerica Bank-sponsored funds at December 31, 1997.

(7) SUBSEQUENT EVENT

     Effective January 1, 1999, hourly plan participants employed by the LaMirada plant left the Plan to participate in the Hayes Lemmerz International, Inc. Retirement Savings Plan for LaMirada Hourly Employees.

                                                                      SCHEDULE 1

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

          ITEM 27A -- SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               DECEMBER 31, 1998

       IDENTITY OF ISSUE, BORROWER,         DESCRIPTION OF INVESTMENT, INCLUDING MATURITY DATE,    CURRENT
         LESSOR, OR SIMILAR PARTY           RATE OF INTEREST COLLATERAL, PAR OR MATURITY VALUE      value(check)
       ----------------------------         ---------------------------------------------------    -------
American Century Securities, Inc.*          International Growth Fund                            $  7,036,167
American Century Securities, Inc.*          Bond Fund                                               3,015,202
American Century Securities, Inc.*          Ultra Fund                                             27,243,324
American Century Securities, Inc.*          Strategic Allocation Fund: Conservative                   534,011
American Century Securities, Inc.*          Strategic Allocation Fund: Moderate                     6,748,467
American Century Securities, Inc.*          Strategic Allocation Fund: Aggressive                     898,722
American Century Securities, Inc.*          Equity Income Fund                                      2,175,112
American Century Securities, Inc.*          Value Fund                                              2,359,862
Vanguard                                    Index Trust -- 500 Portfolio                           24,062,446
American Century Securities, Inc.*          Stable Asset Fund                                      23,359,414
Hayes Lemmerz International, Inc.*          Common stock                                            5,644,069
Plan participants                           Participant loans                                       4,277,654
                                                                                                 ------------
                                                                                                 $107,354,450
                                                                                                 ============

-------------------------
* Denotes a party-in-interest.

(check) Cost Information is not available

                                                                      SCHEDULE 2

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

           ITEM 27B -- SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS
                               DECEMBER 31, 1998

                         ORIGINAL     PRINCIPAL RECEIVED        INTEREST RECEIVED          UNPAID AT
       OBLIGOR            AMOUNT     DURING REPORTING YEAR    DURING REPORTING YEAR    DECEMBER 31, 1998
       -------           --------    ---------------------    ---------------------    -----------------
C. Smith                  $9,435              --                       --                   $7,886


       OBLIGOR            DESCRIPTION OF LOAN
       -------            -------------------
C. Smith               Issued December 27, 1994,
                          8.5% interest rate

                                                                      SCHEDULE 3

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                ITEM 27D -- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1998

                                                                                                     CURRENT VALUE
                                                           PURCHASE       SELLING                     OF ASSET ON      NET GAIN
IDENTITY OF PARTY INVOLVED     DESCRIPTION OF ASSET          PRICE         PRICE         COST       TRANSACTION DATE    (LOSS)
--------------------------     --------------------        --------       -------        ----       ----------------   --------
American Century*           Stable Asset Fund             $12,566,908           N/A           N/A     $12,566,908           N/A
Hayes Lemmerz
  International, Inc.*      Common stock                    4,628,040           N/A           N/A       4,628,040           N/A
American Century*           Ultra Fund                     10,755,782           N/A           N/A      10,755,782           N/A
                            Index Trust -- 500
Vanguard                    Portfolio                       7,105,724           N/A           N/A       7,105,724           N/A
American Century*           Stable Asset Fund                     N/A   $10,576,543   $10,576,543      10,576,543            --
Hayes Lemmerz
  International, Inc.       Common stock                          N/A     3,129,060     2,850,025       3,129,060      $279,035
American Century*           Ultra Fund                            N/A     5,336,032     4,988,813       5,336,032       347,219
                            Index Trust -- 500
Vanguard                    Portfolio                             N/A     5,866,512     5,276,927       5,866,512       589,585

----
* Denotes party-in-interest.

                                                                      SCHEDULE 4

                       HAYES LEMMERZ INTERNATIONAL, INC.
                            RETIREMENT SAVINGS PLAN

                ITEM 27E -- SCHEDULE OF NON-EXEMPT TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1998

                                                                                                                   CURRENT VALUE
                                                                            PURCHASE     SELLING                    OF ASSET ON
    IDENTITY OF PARTY INVOLVED      RELATIONSHIP   DESCRIPTION OF ASSET      PRICE        PRICE         COST      TRANSACTION DATE
    --------------------------      ------------   --------------------     --------     -------        ----      ----------------
Hayes Lemmerz International, Inc.   Plan Sponsor   Purchase of shares of
                                                     common stock          $4,628,040   $       --   $4,628,040
Hayes Lemmerz International, Inc.   Plan Sponsor   Sale of shares of
                                                     common stock                  --    3,129,060    2,850,025      $3,129,060


                                    NET GAIN
    IDENTITY OF PARTY INVOLVED       (LOSS)
    --------------------------      --------
Hayes Lemmerz International, Inc.
                                    $     --
Hayes Lemmerz International, Inc.
                                     279,035

                                                                      EXHIBIT 23

                        INDEPENDENT ACCOUNTANT'S CONSENT

The Board of Directors
Hayes Lemmerz International, Inc.:

We consent to the incorporation by reference in the Registration Statement on Form S-8 (Number 333-08079) of our report dated June 7, 1999, with respect to the financial statements of Hayes Lemmerz International, Inc. Retirement Savings Plan for the year ended December 31, 1998, included in this Annual Report on Form 11-K.

/s/ KPMG LLP

Detroit, Michigan
June 30, 1999